UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04627
Name of Registrant:	Vanguard Convertible Securities Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: November 30
Date of reporting period: November 30, 2016 – May 31, 2017
Item 1: Reports to Shareholders

Semiannual Report | May 31, 2017

Vanguard Convertible Securities Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisor’s Report.	6
Fund Profile.	9
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	26
Trustees Approve Advisory Arrangement.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Convertible Securities Fund gives investors exposure to corporate bonds and preferred stocks that can be exchanged for common stocks at a predetermined price.

• For the six months ended May 31, 2017, the Convertible Securities Fund returned 4.54%. The fund trailed both its benchmark and the average return of its peers.

• Relative performance was hurt by a lack of exposure to highly equity-sensitive technology positions (which offer no downside protection) and poor returns from oil-and gas-related energy holdings.

• Although the fund invests primarily in U.S. convertibles, more than a third of its assets are in international securities. Broadening the fund’s mandate over the years to include international securities has enhanced its diversification.

• The advisor focuses on balanced convertibles, which have a mix of equity and bond characteristics, that have the potential to capture a higher percentage of equity market increases and a lower percentage of declines. Issuer and sector allocations are a result of our bottom-up research process.

Total Returns: Six Months Ended May 31, 2017
		Total
		Returns
Vanguard Convertible Securities Fund		4.54%
Convertibles Composite Index		8.22
Convertible Securities Funds Average		7.55
For a benchmark description, see the Glossary.
Convertible Securities Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Convertible Securities Fund	0.34%	1.38%

The fund expense ratio shown is from the prospectus dated March 24, 2017, and represents estimated costs for the current fiscal year. For the six months ended May 31, 2017, the fund’s annualized expense ratio was 0.35%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Convertible Securities Funds.

Chairman’s Perspective

Bill McNabb

Chairman and Chief Executive Officer

Dear Shareholder,

At the end of May, we completed the latest round of expense ratio changes for our U.S.-based funds. The estimated savings for our investors during the six-month period was more than $300 million across our fund lineup—another record for us.1

That’s a remarkable amount, but it’s also business as usual here at Vanguard. After all, we’ve been cutting costs for investors for more than 40 years. Indeed, we’ve become so synonymous with driving down costs that when other investment companies lower their fees, the financial press often refers to it as the “Vanguard effect.”

To be sure, high costs persist in some areas of the industry. But the good news is, our 40-year campaign to lower costs seems to be approaching its mathematical limits, with some fund expenses now near zero not just at Vanguard but at other investment companies as well.

What makes investors successful?

While we’ll continue our drive for cost efficiency, we’ll also keep vigorously promoting our three other linchpin investment principles:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

1 This figure represents cumulative net savings from expense ratio changes for all Vanguard fund share classes announced from December 2016 through May 2017. The estimated savings is the difference between prior and current expense ratios multiplied by average assets under management (AUM). Average AUM is based on averaging one month’s daily average assets over the 12 months of each fund’s fiscal year.

• Discipline. Maintain perspective and long-term discipline.

Today, these tenets are more relevant than ever. They’re essential elements of our Personal Advisor Services recommendations, the model portfolios we develop for financial advisors, and our target-date funds.

We’re convinced that as investors increasingly adopt low-cost portfolios, focusing on goals, balance, and discipline could make the difference between achieving financial objectives and falling short.

Of course, there’s nothing new about our philosophy. And it seems simple enough. But unfortunately, we all have built-in behavioral biases that can make it hard to stick to the plan. We might, for example, allow natural inertia to keep us from rebalancing our portfolios to control risk, or we may become too wedded to an opinion or approach.

Lessons from the last crisis

Although it can be difficult at times to follow proven investing principles, it’s not impossible, even under the most challenging circumstances.

During the financial crisis of 2008–2009, various media outlets asked me whether our investors were pulling out of the

Market Barometer
			Total Returns
		Periods Ended May 31, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.55%	17.48%	15.37%
Russell 2000 Index (Small-caps)	4.33	20.36	14.04
Russell 3000 Index (Broad U.S. market)	10.06	17.69	15.26
FTSE All-World ex US Index (International)	16.80	18.45	8.86

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.52%	1.58%	2.24%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.16	1.46	3.31
Citigroup Three-Month U.S. Treasury Bill Index	0.26	0.41	0.12

CPI
Consumer Price Index	1.40%	1.87%	1.27%

market and running for the hills. In actuality, we didn’t see that at Vanguard. Our clients were certainly nervous, and they contacted us more often. But for the most part, they didn’t engage in the excessive, panicked trading that can be so destructive to building wealth. Those who relied on financial advisors who follow our philosophy were wisely counseled to stay the course.

The accompanying chart shows the importance of patience and discipline. Investors who maintained a 60% stock/ 40% bond mix through the bear market were amply rewarded afterward, while those who fled stocks when they hit bottom were left far behind.

It’s not different this time

Today, nearly a decade after the global financial crisis, the world seems very different. Market indexes recently hit a series of all-time highs. With the wind at their backs and the increasing availability of low-cost funds, investors may be tempted to ask, “What could go wrong?” The answer is, “A lot.” Performance chasing and market-timing won’t be any more effective with low-cost funds than they are with high-cost funds.

Reacting to volatility can hurt returns
Investors who kept a balanced portfolio through the 2008–2009 crash were rewarded

Notes: On October 31, 2007, close to the equity market’s peak, the value of a hypothetical 60/40 portfolio is set at 100. Subsequent returns are calculated relative to this starting value of 100. It is assumed that all dividends and income are reinvested in the components of the indexes. The initial allocation for the portfolios was 42% U.S. stocks, 18% international stocks, and 40% U.S. bonds. The rebalanced portfolio is returned to this allocation every month-end. Returns for the U.S. stock allocation are based on the MSCI US Broad Market Index. Returns for the international stock allocation are based on the MSCI All Country World Index ex USA. Returns for the bond allocation are based on the
Bloomberg Barclays U.S. Aggregate Bond Index. Returns for the cash allocation are based on the Citigroup 3-Month U.S. Treasury Bill Index.
Sources: Vanguard, using data provided by Thomson Reuters Datastream.

Whether markets are sunny or stormy, investors need to stick to their investment plans, maintain balanced and diversified portfolios, and think long-term.

We strive to help investors follow the principles that lead to enduring success. I’d like to think that will be the real “Vanguard effect.”

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer

June 14, 2017

Advisor’s Report

The investment strategy of Vanguard Convertible Securities Fund is to create a highly diversified global portfolio of convertible securities. The fund emphasizes investments in convertible bonds with relatively near-term maturities or put dates. We focus on “balanced” convertibles, where the securities have a reasonable yield and stable credit quality, good call protection, and low to moderate conversion premiums. We believe these securities have a favorable balance of upside potential and downside risk. The fund underweights convertible preferred shares, which are riskier but may offer higher returns. We do, however, consider them part of our investable universe and make some use of them.

Major Portfolio Changes
Six Months Ended May 31, 2017

Additions	Comments
Microchip Technology	Balanced convertible with strong equity catalysts.
(1.625% convertible note due 02/15/2027)
(2.25% convertible note due 02/15/2037)
Tesla	Balanced convertible with strong equity catalysts.
(1.25% convertible note due 03/01/2021)
(2.375% convertible note due 03/15/2022)
Ensco Jersey Finance	Balanced convertible with attractive equity valuation.
(3.00% convertible note due 01/31/2024)
Nabors Industries	Balanced convertible with attractive equity valuation.
(0.75% convertible note due 01/15/2024)
Allergan	Attractive equity valuation with strong growth prospects.
(5.5% mandatory convertible preferred)
Square Inc.	Balanced convertible with strong equity catalysts.
(0.375% convertible note due 03/01/2022)

Reductions	Comments
Microchip Technology	Took profits and rotated into new issues.
(1.625% convertible note due 02/15/2025)
(1.625% convertible note due 02/15/2027)
(2.25% convertible note due 02/15/2037)
Herbalife	Sold as bonds lacked a balanced profile.
(2.00% convertible note due 08/15/2019)
Finisar	Sold as bonds lacked a balanced profile.
(0.50% convertible note due 12/15/2033)
(0.50% convertible note due 12/15/2036)
Micron Technology	Took profits with strong equity rally.
(3.00% convertible note due 11/15/2043)
Ensco Jersey Finance	Sold out of position as bonds lacked a balanced profile.
(3.00% convertible note due 01/31/2024)
Akamai Technologies	Sold as bonds lacked a balanced profile.
(0.00% convertible note due 02/15/2019)

Importantly, the fund does not invest in common stocks or nonconvertible debt. We do not attempt market-timing and therefore are fully invested, holding only a small amount of cash for potential investments. We believe that a portfolio of attractive, carefully selected convertible securities can produce equity-type returns with lower volatility and lower structural risk over long periods.

For the six months ended May 31, 2017, the fund returned 4.54%, underperforming the 8.22% return of its blended benchmark (70% Bank of America Merrill Lynch All US Convertibles Index and 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index [hedged]). Our lack of exposure to highly equity-sensitive technology positions, which do not provide downside protection, and poor returns from oil- and gas-related energy holdings dampened our relative performance.

On a separate note, you may have noticed that in recent periods the fund’s dividend yield has declined. This follows our increased allocation to non-U.S. securities, as has been discussed in previous fund reports. The greater international exposure gives the fund better diversification and a larger opportunity set. The fund is investing in foreign currency contracts to neutralize the effect of currency fluctuations in different markets around the world. Fluctuations in those currency values can result in a loss, which may be deducted from income under tax rules. From time to time, such a situation will affect the level of the fund’s dividend.

The investment environment

Following the U.S. presidential election in November, equity markets rallied and U.S. Treasury interest rates increased. Market participants, expecting an expansionary fiscal policy from the Trump administration, discounted faster economic growth and higher inflation. During the postelection period, the yield of the 10-year Treasury note rose 57 basis points to 2.45% at year-end, while interest rates increased only 30 basis points, to 0.20%, for comparable European government bonds and 10 basis points, to 0.04%, for comparable Japanese government bonds. (A basis point is one one-hundredth of a percentage point.) Both European and U.S. high-yield credit spreads tightened nearly 40 basis points, reflecting investors’ increased comfort regarding creditworthiness.

The global equity rally continued in the first five months of 2017 as reduced geopolitical concerns and signs of strength in global growth led the FTSE All-World Total Return Index (Local) to return nearly 9% through May 31. In U.S. markets, large-capitalization stocks (up 8.66%, as measured by the S&P 500 Index) far outpaced small- and mid-caps (up 1.48%, as measured by the Russell 2000 Index), and Treasury rate trends reversed. The 10-year Treasury yield peaked in mid-March at 2.62%, then began to pull back, ending May at 2.21%.

The fund remains highly sensitive to its underlying equity performance as a result of convertible bonds’ historically low coupons in the current rate environment. The portfolio remains structurally conservative, with 91.3% of it consisting of short- to intermediate-term bonds, defined as bonds with maturities or puts within seven years. Convertible preferreds constitute 8.6% of the portfolio, a significant underweighting versus the benchmark. We are comfortable with our current portfolio construction, with its balance between equity participation and the downside protection provided by the fixed income component.

As of the end of May, about $34.1 billion of new convertible bond issuance had come to market, 1.5 times greater than the volume during the comparable period last year. A majority of the supply (about $21.3 billion) came from the United States, with about $8.6 billion from Europe, $3 billion from Japan, and $1.3 billion from elsewhere in Asia.

Successes

The portfolio’s relative returns benefited from our security selection in the telecommunication services sector. Top absolute contributors to performance were convertibles from Micron Technology, Tesla, and Square.

Our shortfalls

Security selection in health care and energy detracted the most from relative performance. Lower oil prices hurt the value of our energy holdings. Our chief absolute detractors were Ensco, Sanchez Energy, and Finisar.

The fund’s positioning

We remain fully invested in a highly diversified, well-balanced portfolio of convertible securities. At the end of the period, 64% of the fund’s investments were in U.S.-based companies and the rest outside the country. The fund had an attractive current yield of 2.0% and an average credit quality of Ba2/BB. The vast majority of issuers in the fund are performing well and, importantly, enjoy good to strong credit fundamentals.

Nonrated convertible bonds have dominated the new-issuance market. This trend is positive because we continue to favor intermediate-term convertible bonds, which have a higher degree of downside protection than the convertible preferred structure. Also, our bottom-up, credit-intensive investment style allows us to find value in the nonrated convertibles segment of the market.

We remain focused on balanced convertibles with credit profiles that are stable to improving. Our issuer and sector allocations, and their relative weightings compared with the benchmark, result from our bottom-up research process centering on credit fundamentals.

Stu Spangler, CFA, Managing Director
Abe Ofer, Managing Director
Jean-Pierre Latrille, Managing Director
Petar Raketic, Managing Director
Oaktree Capital Management, L.P.
June 19, 2017

Convertible Securities Fund

Fund Profile
As of May 31, 2017

Portfolio Characteristics
Ticker Symbol	VCVSX
Number of Securities	170
30-Day SEC Yield	1.82%
Conversion Premium	34.8%
Average Weighted Maturity	4.8 years
Average Coupon	2.2%
Average Duration	4.2 years
Foreign Holdings	38.1%
Turnover Rate (Annualized)	121%
Expense Ratio[1]	0.34%
Short-Term Reserves	2.4%

Distribution by Maturity
(% of fixed income portfolio)
Under 1 Year	0.8%
1 - 5 Years	66.0
5 - 10 Years	29.6
10 - 20 Years	2.1
20 - 30 Years	1.5

Distribution by Credit Quality (% of fixed
income portfolio)
AAA	0.0%
AA	0.0
A	4.1
BBB	3.0
BB	8.8
B	11.8
Below B	0.4
Not Rated	71.9

Credit-quality ratings are obtained from S&P. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity
Fund or Vanguard Municipal Cash Management Fund, each of
which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the
Glossary entry for Credit Quality.

Total Fund Volatility Measures
		DJ
	Convertibles	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.90	0.72
Beta	0.93	0.55

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Ctrip.com International	Internet & Direct
Ltd.	Marketing Retail	2.0%
Tesla Inc.	Automobiles	1.8
Cemex SAB de CV	Construction
	Materials	1.8
Microchip Technology	Semiconductors &
Inc.	Semiconductor
	Equipment	1.7
Liberty Interactive LLC	Media	1.6
Wells Fargo & Co.	Banks	1.6
Liberty Media Corp.	Media	1.6
Priceline Group Inc.	Internet & Direct
	Marketing Retail	1.6
Micron Technology Inc.	Semiconductors &
	Semiconductor
	Equipment	1.5
Square Inc.	IT Services	1.4
Top Ten		16.6%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated March 24, 2017, and represents estimated costs for the current fiscal year. For the six months ended May 31, 2017, the annualized expense ratio was 0.35%.

Convertible Securities Fund

Sector Diversification (% of market exposure)

Consumer Discretionary	17.2%
Consumer Staples	2.6
Energy	4.7
Financials	13.3
Health Care	14.5
Industrials	11.3
Information Technology	26.2
Materials	6.8
Telecommunication Services	1.2
Utilities	2.2

Convertible Securities Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2006, Through May 31, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended May 31, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Convertible Securities
Fund	6/17/1986	11.61%	6.58%	3.28%	2.67%	5.95%

See Financial Highlights for dividend and capital gains information.

Convertible Securities Fund

Financial Statements (unaudited)

Statement of Net Assets

As of May 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date	Currency	(000)	($000)
Convertible Bonds (88.9%)
Consumer Discretionary (16.7%)
Cie Generale des Etablissements Michelin Cvt.	0.000%	1/10/22	USD	3,800	3,920
Ctrip.com International Ltd. Cvt.	1.000%	7/1/20	USD	11,070	12,765
1 Ctrip.com International Ltd. Cvt.	1.250%	9/15/22	USD	13,440	14,532
1 DISH Network Corp. Cvt.	2.375%	3/15/24	USD	7,200	7,528
1 DISH Network Corp. Cvt.	3.375%	8/15/26	USD	6,987	8,494
1 Liberty Interactive LLC Cvt.	1.750%	9/30/46	USD	18,845	21,919
1 Liberty Media Corp-Liberty Formula One Cvt.	1.000%	1/30/23	USD	15,534	17,029
Liberty Media Corp. Cvt.	1.375%	10/15/23	USD	4,606	5,389
1 Liberty Media Corp. Cvt.	2.250%	9/30/46	USD	15,025	16,208
Live Nation Entertainment Inc. Cvt.	2.500%	5/15/19	USD	11,971	13,617
LVMH Moet Hennessy Louis Vuitton SE Cvt.	0.000%	2/16/21	USD	7,972	9,343
NHK Spring Co. Ltd. Cvt.	0.000%	9/20/19	USD	4,450	4,862
Priceline Group Inc. Cvt.	0.900%	9/15/21	USD	18,713	21,461
SEB SA Regs Cvt.	0.000%	11/17/21	EUR	884	1,093
Sony Corp. Cvt.	0.000%	9/30/22	JPY	1,089,000	11,094
Steinhoff Finance Holdings GmbH Cvt.	1.250%	8/11/22	EUR	8,000	8,973
Sumitomo Forestry Co. Ltd. Cvt.	0.000%	8/24/18	JPY	430,000	4,116
Suzuki Motor Corp. Cvt.	0.000%	3/31/23	JPY	610,000	7,437
Tesla Inc. Cvt.	2.375%	3/15/22	USD	1,430	1,696
Tesla Motors Inc. Cvt.	1.250%	3/1/21	USD	21,673	23,827
Valeo SA Cvt.	0.000%	6/16/21	USD	6,800	7,701
Vipshop Holdings Ltd. Cvt.	1.500%	3/15/19	USD	3,155	3,145
1 World Wrestling Entertainment Inc. Cvt.	3.375%	12/15/23	USD	5,363	5,675
					231,824
Consumer Staples (1.7%)
Co Economica Delta SA Cvt.	1.000%	12/1/23	EUR	5,400	6,347
Marine Harvest ASA Cvt.	0.125%	11/5/20	EUR	4,900	6,552
Vector Group Ltd. Cvt.	1.750%	4/15/20	USD	9,045	10,379
					23,278
Energy (4.3%)
1 Aegean Marine Petroleum Network Inc. Cvt.	4.250%	12/15/21	USD	3,145	2,259
BP Capital Markets PLC Cvt.	1.000%	4/28/23	GBP	1,600	2,429
Cheniere Energy Inc. Cvt.	4.250%	3/15/45	USD	14,020	9,726
Fugro NV Cvt.	4.000%	10/26/21	EUR	2,300	2,679
1 Golar LNG Ltd. Cvt.	2.750%	2/15/22	USD	9,655	8,967

Convertible Securities Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date	Currency	(000)	($000)
1 Green Plains Inc. Cvt.	4.125%	9/1/22	USD	4,335	4,481
1 Scorpio Tankers Inc. Cvt.	2.375%	7/1/19	USD	4,270	3,774
SEACOR Holdings Inc. Cvt.	3.000%	11/15/28	USD	8,952	7,822
TOTAL SA Cvt.	0.500%	12/2/22	USD	9,200	9,487
Weatherford International Ltd. Cvt.	5.875%	7/1/21	USD	7,726	8,528
					60,152
Financials (10.8%)
ADLER Real Estate AG Cvt.	2.500%	7/19/21	EUR	137	2,390
AmTrust Financial Services Inc. Cvt.	2.750%	12/15/44	USD	4,780	3,403
Apollo Commercial Real Estate Finance Inc. Cvt.	5.500%	3/15/19	USD	7,260	7,873
Aroundtown Property Holdings PLC Cvt.	1.500%	1/18/21	EUR	7,600	9,401
Blackstone Mortgage Trust Inc. Cvt.	4.375%	5/5/22	USD	3,270	3,264
Brait SE Cvt.	2.750%	9/18/20	GBP	2,900	3,561
BUWOG AG Cvt.	0.000%	9/9/21	EUR	5,300	6,269
CapitaLand Ltd. Cvt.	2.800%	6/8/25	SGD	10,250	7,413
Colony Financial Inc. Cvt.	5.000%	4/15/23	USD	10,130	10,605
1 Element Financial Corp. Cvt.	4.250%	6/30/20	CAD	5,510	3,946
1 Element Financial Corp. Cvt.	5.125%	6/30/19	CAD	16,114	11,936
Encore Capital Group Inc. Cvt.	3.000%	7/1/20	USD	7,371	7,449
EZCORP Inc. Cvt.	2.125%	6/15/19	USD	3,716	3,528
Glanbia Co-operative Society Ltd. Cvt.	1.375%	6/9/21	EUR	5,800	7,060
1 Hercules Capital Inc. Cvt.	4.375%	2/1/22	USD	5,660	5,745
IMMOFINANZ AG Cvt.	2.000%	1/24/24	EUR	2,800	3,491
1 LendingTree Inc. Cvt.	0.625%	6/1/22	USD	6,310	6,413
1 MGIC Investment Corp. Cvt.	9.000%	4/1/63	USD	6,613	8,576
Nexity SA Cvt.	0.125%	1/1/23	EUR	6,960	8,464
Portfolio Recovery Associates Inc. Cvt.	3.000%	8/1/20	USD	3,572	3,355
1 PRA Group Inc. Cvt.	3.500%	6/1/23	USD	7,180	7,184
Remgro Jersey GBP Ltd. Cvt.	2.625%	3/22/21	GBP	3,000	3,974
Starwood Property Trust Inc. Cvt.	4.550%	3/1/18	USD	2,255	2,395
Wells Fargo & Co. Cvt.	0.250%	11/6/23	USD	9,920	11,531
					149,226
Health Care (11.1%)
BioMarin Pharmaceutical Inc. Cvt.	0.750%	10/15/18	USD	11,295	12,453
Fresenius SE & Co. KGaA Cvt.	0.000%	1/31/24	EUR	4,600	5,232
GN Store Nord A/S Cvt.	0.000%	5/31/22	EUR	2,900	3,339
HealthSouth Corp. Cvt.	2.000%	12/1/43	USD	3,134	3,957
Innoviva Inc. Cvt.	2.125%	1/15/23	USD	9,885	8,921
1 Insulet Corp. Cvt.	1.250%	9/15/21	USD	12,872	12,727
Ionis Pharmaceuticals Inc. Cvt.	1.000%	11/15/21	USD	6,025	6,100
Ironwood Pharmaceuticals Inc. Cvt.	2.250%	6/15/22	USD	6,686	8,583
Jazz Investments I Ltd. Cvt.	1.875%	8/15/21	USD	11,826	12,550
1 Neurocrine Biosciences Inc. Cvt.	2.250%	5/15/24	USD	6,310	6,121
Nevro Corp. Cvt.	1.750%	6/1/21	USD	4,365	4,490
NuVasive Inc. Cvt.	2.250%	3/15/21	USD	9,006	12,271
1 Pacira Pharmaceuticals Inc. Cvt.	2.375%	4/1/22	USD	8,412	8,585
Qiagen NV Cvt	0.375%	3/19/19	USD	3,400	4,172
Qiagen NV Cvt	0.875%	3/19/21	USD	4,600	5,923
Quidel Corp. Cvt.	3.250%	12/15/20	USD	1,950	2,066
Recipharm AB Cvt.	2.750%	10/6/21	SEK	28,000	3,252
Spectranetics Corp. Cvt.	2.625%	6/1/34	USD	9,871	10,846
Terumo Corp. Cvt.	0.000%	12/4/19	JPY	480,000	5,304
Wright Medical Group Inc. Cvt.	2.000%	2/15/20	USD	14,745	16,100
					152,992

Convertible Securities Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date	Currency	(000)	($000)
Industrials (9.7%)
51job Inc. Cvt.	3.250%	4/15/19	USD	6,729	7,738
1 Aerojet Rocketdyne Holdings Inc. Cvt.	2.250%	12/15/23	USD	8,725	9,434
Airbus Group SE Cvt.	0.000%	6/14/21	EUR	6,000	7,906
Brenntag Finance BV Cvt.	1.875%	12/2/22	USD	9,500	9,892
CRRC Corp. Ltd. Cvt.	0.000%	2/5/21	USD	8,000	8,268
DP World Ltd. Cvt.	1.750%	6/19/24	USD	4,000	4,167
Dycom Industries Inc. Cvt.	0.750%	9/15/21	USD	4,639	5,199
General Cable Corp. Cvt.	4.500%	11/15/29	USD	6,295	4,749
1 Greenbrier Cos. Inc. Cvt.	2.875%	2/1/24	USD	9,793	10,295
GVM Debentures Lux 1 SA Cvt.	5.750%	2/14/18	EUR	7,200	7,886
Larsen & Toubro Ltd. Cvt.	0.675%	10/22/19	USD	3,677	3,752
LIXIL Group Corp. Cvt.	0.000%	3/4/22	JPY	550,000	5,115
Minebea Mitsumi Inc. Cvt.	0.000%	8/3/22	JPY	620,000	6,543
Mirait Holdings Corp. Cvt.	0.000%	12/30/21	JPY	565,000	5,382
Nagoya Railroad Co. Ltd. Cvt.	0.000%	12/11/24	JPY	690,000	6,729
Shimizu Corp. Cvt.	0.000%	10/16/20	JPY	670,000	6,633
Siemens Financieringsmaatschappij NV Cvt.	1.650%	8/16/19	USD	500	644
Siemens Financieringsmaatschappij NV Cvt.	1.650%	8/16/19	USD	8,000	9,942
1 Tutor Perini Corp. Cvt.	2.875%	6/15/21	USD	5,885	6,617
Vinci SA Cvt.	0.375%	2/16/22	USD	4,200	4,599
Zhejiang Expressway Co. Ltd. Cvt.	0.000%	4/21/22	EUR	2,600	2,928
					134,418
Information Technology (25.3%)
Abigrove Ltd. Cvt.	0.000%	2/16/22	USD	3,200	3,100
1 Blackhawk Network Holdings Inc. Cvt.	1.500%	1/15/22	USD	17,340	19,323
Citrix Systems Inc. Cvt.	0.500%	4/15/19	USD	10,589	13,051
CSG Systems International Inc. Cvt.	4.250%	3/15/36	USD	1,796	1,905
1 Cypress Semiconductor Corp. Cvt.	4.500%	1/15/22	USD	11,653	14,326
Electronics For Imaging Inc. Cvt.	0.750%	9/1/19	USD	15,028	16,174
Envestnet Inc. Cvt.	1.750%	12/15/19	USD	2,370	2,266
Finisar Corp. Cvt.	0.500%	12/15/33	USD	2,605	2,813
Indra Sistemas SA Cvt.	1.250%	10/7/23	EUR	6,500	7,840
1 Inphi Corp. Cvt.	0.750%	9/1/21	USD	4,718	4,727
Integrated Device Technology Inc. Cvt.	0.875%	11/15/22	USD	11,997	12,589
InterDigital Inc. Cvt.	1.500%	3/1/20	USD	4,583	5,711
j2 Global Inc. Cvt.	3.250%	6/15/29	USD	6,841	9,325
Knowles Corp. Cvt.	3.250%	11/1/21	USD	6,055	7,145
1 Microchip Technology Inc. Cvt.	1.625%	2/15/27	USD	21,655	23,888
Micron Technology Inc. Cvt.	3.000%	11/15/43	USD	18,313	20,980
Nanya Technology Corp. Cvt.	0.000%	1/24/22	USD	6,600	7,309
1 Nice Systems Inc. Cvt.	1.250%	1/15/24	USD	14,160	15,806
1 Nuance Communications Inc. Cvt.	1.250%	4/1/25	USD	5,900	6,151
Nuance Communications Inc. Cvt.	1.500%	11/1/35	USD	8,378	8,881
ON Semiconductor Corp. Cvt.	1.000%	12/1/20	USD	18,390	19,919
1 OSI Systems Inc. Cvt.	1.250%	9/1/22	USD	11,507	11,500
Proofpoint Inc. Cvt.	0.750%	6/15/20	USD	1,822	2,233
1 ServiceNow Inc. Cvt.	0.000%	6/1/22	USD	3,225	3,245
1 Silicon Laboratories Inc. Cvt.	1.375%	3/1/22	USD	15,555	16,722
1 Square Inc. Cvt.	0.375%	3/1/22	USD	16,695	20,034
1 Teradyne Inc. Cvt.	1.250%	12/15/23	USD	10,704	13,561
Ubisoft Entertainment SA Cvt.	0.000%	9/27/21	EUR	6,389	9,079

Convertible Securities Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date	Currency	(000)	($000)
Veeco Instruments Inc. Cvt.	2.700%	1/15/23	USD	9,468	10,101
Verint Systems Inc. Cvt.	1.500%	6/1/21	USD	13,243	12,846
Viavi Solutions Inc. Cvt.	0.625%	8/15/33	USD	9,345	10,554
1 Viavi Solutions Inc. Cvt.	1.000%	3/1/24	USD	3,195	3,445
1 WebMD Health Corp. Cvt.	2.625%	6/15/23	USD	4,055	3,916
1 Zillow Group Inc. Cvt.	2.000%	12/1/21	USD	8,650	9,580
					350,045
Materials (6.6%)
BASF SE Cvt.	0.925%	3/9/23	USD	6,500	6,639
Bekaert SA Cvt.	0.000%	6/9/21	EUR	4,500	5,669
Cemex SAB de CV Cvt.	3.720%	3/15/20	USD	5,845	6,451
Cemex SAB de CV Cvt.	3.720%	3/15/20	USD	17,257	18,940
1 Chemtrade Logistics Income Fund Cvt.	5.250%	6/30/21	CAD	5,035	3,830
Kansai Paint Co. Ltd. Cvt.	0.000%	6/17/22	JPY	790,000	7,511
Mitsubishi Chemical Holdings Corp. Cvt.	0.000%	3/29/24	JPY	840,000	7,774
1 Pretium Resources Inc. Cvt.	2.250%	3/15/22	USD	5,340	4,839
RTI International Metals Inc. Cvt.	1.625%	10/15/19	USD	12,815	15,090
Silver Standard Resources Inc. Cvt.	2.875%	2/1/33	USD	7,480	7,186
Teijin Ltd. Cvt.	0.000%	12/10/21	JPY	270,000	2,852
Toray Industries Inc. Cvt.	0.000%	8/30/19	JPY	480,000	4,892
					91,673
Telecommunication Services (1.1%)
Inmarsat PLC Cvt.	3.875%	9/9/23	USD	6,200	7,186
Telenor East Holding II AS Cvt.	0.250%	9/20/19	USD	7,600	8,410
					15,596
Utilities (1.6%)
China Yangtze Power International
BVI 1 Ltd. Cvt.	0.000%	11/9/21	USD	6,453	6,671
Kyushu Electric Power Co. Inc. Cvt.	0.000%	3/31/22	JPY	590,000	5,874
Northland Power Inc. Cvt.	4.750%	6/30/20	CAD	4,617	3,879
Northland Power Inc. Cvt.	5.000%	6/30/19	CAD	2,661	2,220
1 NRG Yield Inc. Cvt.	3.250%	6/1/20	USD	4,080	4,021
					22,665
Total Convertible Bonds (Cost $1,161,301)					1,231,869

				Shares
Convertible Preferred Stocks (8.6%)
Consumer Staples (0.9%)
Bunge Ltd. Pfd.	4.875%			115,253	12,527

Energy (0.2%)
Sanchez Energy Corp. Pfd.	6.500%			110,232	3,095

Financials (2.3%)
American Tower Corp. Pfd.	5.500%			73,020	8,717
AMG Capital Trust II Pfd.	5.150%			92,400	5,307
1 Mandatory Exchangeable Trust Pfd.	5.750%			46,901	6,711
Wells Fargo & Co. Pfd.	7.500%			8,110	10,259
					30,994

Convertible Securities Fund

			Market
			Value•
	Coupon	Shares	($000)
Health Care (3.1%)
Allergan plc Pfd.	5.500%	22,571	18,001
Anthem Inc. Pfd.	5.250%	213,600	11,013
Becton Dickinson and Co. Pfd.	6.125%	267,200	14,204
			43,218
Industrials (1.3%)
Rexnord Corp. Pfd.	5.750%	177,046	9,399
Stanley Black & Decker Inc. Pfd.	5.375%	51,100	5,321
Stericycle Inc. Pfd.	5.250%	51,700	3,542
			18,262
Information Technology (0.3%)
Belden Inc. Pfd.	6.750%	45,346	4,505

Utilities (0.5%)
Dynegy Inc. Pfd.	7.000%	33,500	2,074
NextEra Energy Inc. Pfd.	6.123%	96,800	5,159
			7,233
Total Convertible Preferred Stocks (Cost $118,677)			119,834
Temporary Cash Investment (1.2%)
Money Market Fund (1.2%)
2 Vanguard Market Liquidity Fund (Cost $16,058)	1.040%	160,552	16,059
Total Investments (98.7%) (Cost $1,296,036)			1,367,762

			Amount
			($000)
Other Assets and Liabilities (1.3%)
Other Assets
Investment in Vanguard			97
Receivables for Investment Securities Sold			21,039
Receivables for Accrued Income			6,944
Receivables for Capital Shares Issued			347
Other Assets [3]			6,974
Total Other Assets			35,401
Liabilities
Payables to Investment Advisor			(496)
Payables for Investment Securities Purchased			(5,026)
Payables for Capital Shares Redeemed			(3,416)
Payables to Vanguard			(3,242)
Other Liabilities			(5,660)
Total Liabilities			(17,840)
Net Assets (100%)
Applicable to 105,124,145 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			1,385,323
Net Asset Value Per Share			$13.18

Convertible Securities Fund

At May 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,326,288
Undistributed Net Investment Income	3,957
Accumulated Net Realized Losses	(13,449)
Unrealized Appreciation (Depreciation)
Investment Securities	71,726
Forward Currency Contracts	(3,184)
Foreign Currencies	(15)
Net Assets	1,385,323

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2017, the aggregate value of these securities was $394,070,000, representing 28.4% of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Cash of $2,250,000 has been segregated as collateral for open forward currency contracts.

CAD—Canadian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
SEK—Sweden Krona.
SGD—Singapore dollar.
USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Statement of Operations

Six Months Ended
May 31, 2017
($000)
Investment Income
Income
Dividends	2,409
Interest[1,2]	18,084
Total Income	20,493
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,492
Performance Adjustment	(1,487)
The Vanguard Group—Note C
Management and Administrative	1,360
Marketing and Distribution	103
Custodian Fees	28
Shareholders’ Reports	33
Trustees’ Fees and Expenses	1
Total Expenses	2,530
Net Investment Income	17,963
Realized Net Gain (Loss)
Investment Securities Sold[1]	16,440
Foreign Currencies and Forward Currency Contracts	7,967
Realized Net Gain (Loss)	24,407
Change in Unrealized Appreciation (Depreciation)
Investment Securities	38,747
Foreign Currencies and Forward Currency Contracts	(15,846)
Change in Unrealized Appreciation (Depreciation)	22,901
Net Increase (Decrease) in Net Assets Resulting from Operations	65,271

1 Interest income and realized net gain (loss) from affiliated companies of the fund were $125,000 and $4,000, respectively.
2 Interest income is net of foreign withholding taxes of $22,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,963	31,311
Realized Net Gain (Loss)	24,407	(42,651)
Change in Unrealized Appreciation (Depreciation)	22,901	48,310
Net Increase (Decrease) in Net Assets Resulting from Operations	65,271	36,970
Distributions
Net Investment Income	(7,272)	(30,592)
Realized Capital Gain[1]	—	(18,604)
Total Distributions	(7,272)	(49,196)
Capital Share Transactions
Issued	41,329	109,702
Issued in Lieu of Cash Distributions	6,566	44,703
Redeemed	(217,287)	(386,378)
Net Increase (Decrease) from Capital Share Transactions	(169,392)	(231,973)
Total Increase (Decrease)	(111,393)	(244,199)
Net Assets
Beginning of Period	1,496,716	1,740,915
End of Period[2]	1,385,323	1,496,716

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,957,000 and $1,994,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.67	$12.67	$13.85	$14.64	$12.95	$12.12
Investment Operations
Net Investment Income	.167	.259	.251	.287	.333	.407
Net Realized and Unrealized Gain (Loss)
on Investments	.406	.117	(.180)	.313	2.101	1.134
Total from Investment Operations	.573	.376	.071	.600	2.434	1.541
Distributions
Dividends from Net Investment Income	(. 063)	(. 237)	(. 241)	(. 425)	(. 355)	(. 534)
Distributions from Realized Capital Gains	—	(.139)	(1.010)	(.965)	(.389)	(.177)
Total Distributions	(.063)	(.376)	(1.251)	(1.390)	(.744)	(.711)
Net Asset Value, End of Period	$13.18	$12.67	$12.67	$13.85	$14.64	$12.95

Total Return[1]	4.54%	3.11%	0.55%	4.33%	19.65%	13.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,385	$1,497	$1,741	$2,001	$2,060	$1,643
Ratio of Total Expenses to
Average Net Assets[2]	0.35%	0.34%	0.38%	0.41%	0.63%	0.52%
Ratio of Net Investment Income to
Average Net Assets	2.47%	2.04%	1.86%	2.02%	2.41%	3.23%
Portfolio Turnover Rate	121%	103%	95%	85%	101%	82%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.20%), (0.21%), (0.17%), (0.15%), 0.07%, and (0.04%).

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Notes to Financial Statements

Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net

Convertible Securities Fund

amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in theStatement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended May 31, 2017, the fund’s average investment in forward currency contracts represented 21% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2013–2016), and for the period ended May 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at May 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Convertible Securities Fund

B. Oaktree Capital Management, L.P., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a composite index weighted 70% Bank of America Merrill Lynch All US Convertibles Index and 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index (hedged). For the six months ended May 31, 2017, the investment advisory fee represented an effective annual basic rate of 0.34% of the fund’s average net assets before a decrease of $1,487,000 (0.20%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At May 31, 2017, the fund had contributed to Vanguard capital in the amount of $97,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of May 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Convertible Bonds	—	1,231,869	—
Convertible Preferred Stocks	49,958	69,876	—
Temporary Cash Investments	16,059	—	—
Forward Currency Contracts—Assets	—	2,476	—
Forward Currency Contracts—Liabilities	—	(5,660)	—
Total	66,017	1,298,561	—

Convertible Securities Fund

E. At May 31, 2017, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts, except for Singapore dollar currency contracts, is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	7/20/17	EUR	6,862	USD	7,553	176
UBS AG	7/20/17	JPY	756,100	USD	6,787	56
UBS AG	7/20/17	CAD	3,736	USD	2,730	38
UBS AG	7/20/17	SGD	2,536	USD	1,837	(3)
UBS AG	7/20/17	JPY	183,400	USD	1,687	(27)
UBS AG	7/20/17	SEK	6,483	USD	733	16
UBS AG	7/20/17	CAD	475	USD	352	(1)
UBS AG	7/20/17	USD	86,043	JPY	9,295,580	1,918
UBS AG	7/20/17	USD	8,374	JPY	931,200	(54)
UBS AG	7/20/17	USD	114,476	EUR	106,326	(5,288)
UBS AG	7/20/17	USD	30,929	CAD	41,375	272
UBS AG	7/20/17	USD	3,881	SEK	34,680	(121)
UBS AG	7/20/17	USD	9,067	SGD	12,660	(88)
UBS AG	7/20/17	USD	9,640	GBP	7,530	(78)
UBS AG	7/20/17	USD	398	EUR	353	—
UBS AG	7/20/17	USD	43	CAD	59	—
						(3,184)
Refer to the Statement of Net Assets for currency abbreviations.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended May 31, 2017, the fund realized net foreign currency losses of $8,709,000 (including the foreign currency component on sales of foreign currency denominated bonds), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

Certain of the fund’s convertible preferred stock investments are treated as debt securities for tax purposes. During the six months ended May 31, 2017, the fund realized gains of $3,000 from the sale of these securities, which are included in distributable net investment income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

Convertible Securities Fund

Certain of the fund’s convertible bond investments are in securities considered to be “contingent payment debt instruments,” for which any realized gains increase (and all or part of any realized losses decrease) income for tax purposes. During the six months ended May 31, 2017, the fund realized net losses of $22,000 from the sale of these securities, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

At May 31, 2017, the cost of investment securities for tax purposes was $1,296,198,000. Net unrealized appreciation of investment securities for tax purposes was $71,564,000, consisting of unrealized gains of $88,985,000 on securities that had risen in value since their purchase and $17,421,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended May 31, 2017, the fund purchased $858,525,000 of investment securities and sold $1,036,986,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	May 31, 2017	November 30, 2016
	Shares	Shares
	(000)	(000)
Issued	3,182	8,932
Issued in Lieu of Cash Distributions	514	3,668
Redeemed	(16,701)	(31,874)
Net Increase (Decrease) in Shares Outstanding	(13,005)	(19,274)

I. Management has determined that no material events or transactions occurred subsequent to May 31, 2017, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended May 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Convertible Securities Fund	11/30/2016	5/31/2017	Period
Based on Actual Fund Return	$1,000.00	$1,045.38	$1.78
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.19	1.77

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.35%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/365).

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Convertible Securities Fund has renewed the fund’s investment advisory arrangement with Oaktree Capital Management, L.P. (Oaktree). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Oaktree, founded in 1995, specializes in managing convertible securities, distressed debt, and high-yield bonds. The advisor uses a bottom-up investment approach to select convertible securities that it believes have the best balance of upside potential and downside protection. Discipline is key to the fund’s management; Oaktree invests predominantly in convertibles possessing an attractive combination of conversion and income features—true hybrid securities—and sells the issues when their characteristics become too similar to those of conventional bonds or common stocks. Oaktree has advised the fund since 1996.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider the profitability of Oaktree in determining whether to approve the advisory fee, because Oaktree is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Conversion Premium. The average percentage by which the weighted average market price of the convertible securities held by a fund exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond that is convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($5 ÷ $25 = 20%).

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Credit-quality ratings are obtained from S&P. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Market Exposure. A measure that reflects a fund’s security investments excluding any holdings in short-term reserves.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Convertibles Composite Index: CS First Boston Convertible Securities Index through November 30, 2004; Bank of America Merrill Lynch All US Convertibles Index (formerly Bank of America Merrill Lynch All Convertibles-All Qualities Index) through December 31, 2010; and 70% Bank of America Merrill Lynch All US Convertibles Index and 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index (hedged) thereafter.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of
MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by
Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages
(including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 197 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer

Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q822 072017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial
Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CONVERTIBLE SECURITIES FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 18, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CONVERTIBLE SECURITIES FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: July 18, 2017
VANGUARD CONVERTIBLE SECURITIES FUND
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: July 18, 2017

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.

0448435, v0.58